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MINNESOTA LIFE                                      VARIABLE ANNUITY APPLICATION

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Minnesota Life Insurance Company - Annuity Services - 400 Robert Street North -
St. Paul, Minnesota 55101-2098 - Toll Free 1-800-362-3141

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OWNER                       NAME                                 DATE OF BIRTH     SEX            TAXPAYER I.D. (Soc. Sec. # or EIN)
(Please print)                                                                     / / M  / / F
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                            STREET ADDRESS (Legal)                                                            DAYTIME PHONE NUMBER
                                                                                                              (    )
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                            CITY, STATE, ZIP                                                                  CITIZENSHIP
                                                                                                                / / US     OTHER
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                            OWNER EMPLOYER                                 YRS EMPLOYED                       OCCUPATION
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                            EMPLOYER ADDRESS (STREET)
                            --------------------------------------------------------------------------------------------------------
                            CITY/TOWN                STATE      ZIP CODE          IS OWNER EMPLOYED/REGISTERED BY A NASD MEMBER FIRM
                                                                                  / / Y  / / N  FIRM NAME
                            --------------------------------------------------------------------------------------------------------

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JOINT OWNER                 NAME                                               DATE OF BIRTH    SEX           SOCIAL SECURITY NUMBER
(Optional-must be                                                                               / / M  / / F
spouse of owner)            --------------------------------------------------------------------------------------------------------
                            STREET ADDRESS (Legal)                                                            DAYTIME PHONE NUMBER
                                                                                                              (    )
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                            CITY, STATE, ZIP                                                                  CITIZENSHIP
                                                                                                                / / US     OTHER
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                            JOINT OWNER EMPLOYER                  YRS EMPLOYED     OCCUPATION
                            --------------------------------------------------------------------------------------------------------
                            EMPLOYER ADDRESS (STREET)
                            --------------------------------------------------------------------------------------------------------
                            CITY/TOWN              STATE     ZIP CODE       IS JOINT OWNER EMPLOYED/REGISTERED BY A NASD MEMBER FIRM
                                                                            / / Y  / / N  FIRM NAME
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ANNUITANT                   NAME                               DATE OF BIRTH      SEX             TAXPAYER I.D. (Soc. Sec. # or EIN)
(If other than owner)                                                             / / M  / / F
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                            STREET ADDRESS (Legal)
                            --------------------------------------------------------------------------------------------------------
                            CITY, STATE, ZIP
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JOINT ANNUITANT             NAME                                               DATE OF BIRTH    SEX           SOCIAL SECURITY NUMBER
(Optional-must be spouse                                                                        / / M  / / F
of annuitant)               --------------------------------------------------------------------------------------------------------
                            STREET ADDRESS (Legal)
                            --------------------------------------------------------------------------------------------------------
                            CITY, STATE, ZIP
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BENEFICIARY                 CLASS       NAME                 RELATIONSHIP      DATE OF BIRTH    SEX           SOCIAL SECURITY NUMBER
                            --------------------------------------------------------------------------------------------------------
                                                                                                / / M  / / F
                            --------------------------------------------------------------------------------------------------------
                                                                                                / / M  / / F
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TYPE OF PLAN                / / Non-Qualified (NQ)                       / / Public Employee Deferred Compensation (IRC Section 457)
                                / / 1035 Exchange (attach appropriate    / / Non-Qualified Deferred Compensation
                                    forms)                               / / Simplified Employee Pension (SEP)
                                / / Under the ______ (state) UTMA/UGMA   / / Savings Incentive Match Plans for Employees (SIMPLE)
                                    Custodian Name ____________________  / / Tax Sheltered Annuity (IRC Section 403(b)-(TSA)
                            / / Individual Retirement Annuity (IRA)      / / Qualified Retirement Plan (IRC Section 401)
                                / / Purchase Payment for the year _____  / / Other _____________________
                                / / Rollover (attach appropriate forms)
                                / / Transfer (attach appropriate forms)
                            / / Roth Individual Retirement Annuity (ROTH)
                                / / Contributory ROTH
                                / / Rollover ROTH

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TYPE OF CONTRACT                / / MultiOption Achiever                 / / MultiOption Classic
                                    / / Immediate    / / Deferred             / / Immediate    / / Deferred

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PURCHASE PAYMENT            MAKE CHECK PAYABLE TO MINNESOTA LIFE
METHOD (CHECK ALL
THAT APPLY)                 / / $___________ remitted with application   / / Automatic Payment Plan (attach authorization and
                                / / $_________ as Cash Rollover              voided check) Commencing Month _________________
                                / / for tax year _____________________       Day _____ (must be between 1st & 26th of
                            / / Direct Transfer/1035 Exchange/Rollover       the month)

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PURCHASE PAYMENT            / / Send Individual Purchase Reminder Notice (IRA or
REMINDER NOTICE                 Non-qualified only) on the 1st day of ____ (month) for $________ and continuing
(CHECK ONE IF APPLICABLE)       / / Quarterly        / / Semi-Annually         / / Annually

                            / / Send Purchase Payment Reminder Notice to employer
                                beginning ____________ (month) for $__________ and continuing
                                / / Annually (1)     / / Semi-Annually (2)     / / Quarterly (4)
                                / / Monthly (12)     / / Semi-Monthly (24)     / / Bi-Weekly (26)
                            / / Add to Existing Case ____________________________

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99-70020
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PURCHASE PAYMENT            _________% General                           _________% International Stock
ACCOUNT ALLOCATION          _________% Maturing Government Bond - 2002   _________% Small Company Growth
                            _________% Maturing Government Bond - 2006   _________% Value Stock
                            _________% Maturing Government Bond - 2010   _________% Small Company Value
                            _________% Growth                            _________% Global Bond
                            _________% Bond                              _________% Index 400 Mid-Cap
                            _________% Money Market                      _________% Templeton Developing Markets
                            _________% Asset Allocation                  _________% Macro-Cap Value
                            _________% Mortgage Securities               _________% Micro-Cap Growth
                            _________% Index 500                         _________% Real Estate Securities
                            _________% Capital Appreciation              _________% Other ___________________

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                                                                         TOTAL 100%

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SPECIAL
INSTRUCTIONS



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INVESTMENT SUMMARY          APPROXIMATE ANNUAL INCOME  ESTIMATED NET WORTH         ESTIMATED LIQUID NET WORTH    FEDERAL TAX BRACKET
PROFILE FOR                   (from all sources)       (exclusive of car and home) (cash and cash equivalents)   / / 0-15%  / / 29%+
ANNUITANT                                                                                                       / / 16-28%
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                            INVESTMENT OBJECTIVE: (CHECK ONE)
                            / / Conservative Income  / / Current Income   / / Conservative Growth  / / Growth  / / Aggressive Growth
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                            # of Dependents     RISK TOLERANCE: (CHECK ONE)                         TIME HORIZON / / 9-11 yrs
                                                / / Conservative   / / Moderate   / / Aggressive                 / / less than 3 yrs
                                                                                                                 / / 4-8 yrs
                                                                                                                 / / 12+ yrs
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                            PRIOR INVESTMENT EXPERIENCE       / / Mutual Funds      / / Limited Partnerships     / / Bonds
                            / / Years of Experience ______    / / Annuities         / / Stocks                   / / Options/Futures
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OWNER/ANNUITANT             - I/we represent that the statements and answers in this application are full, complete and true to the
SIGNATURES                    best of my/our knowledge. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agreed with applicable statements.

                            - I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND THE CURRENT PROSPECTUSES
                              FOR THE ADVANTUS SERIES FUND AND TEMPLETON DEVELOPING MARKETS FUND. I UNDERSTAND THAT ALL PAYMENTS
                              AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,
                              ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

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                            SIGNED AT (County, State)        DATE          SIGNATURE OF OWNER           SIGNATURE OF ANNUITANT
                                                                           x                            x
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                            AMOUNT REMITTED WITH APPLICATION               SIGNATURE OF JOINT OWNER     SIGNATURE OF JOINT ANNUITANT
                            $                                              x                            x
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TO BE COMPLETED BY          To the best of my knowledge this contract  / / will  / / will not  replace or change an existing
REPRESENTATIVE              insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this  client is true and accurate to the best of my knowledge.
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                            REPRESENTATIVE NAME (PRINT)      REPRESENTATIVE SIGNATURE      AGENCY CODE      AGENT CODE
                                                             x                                                                     %
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                                                             x                                                                     %
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TO BE COMPLETED             DEALER NAME                              DATE                        SIGNATURE OF AUTHORIZED DEALER
BY DEALER                                                                                        x
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                            This application becomes effective only upon approval of Ascend Financial Services, Inc.
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                            HOME OFFICE PRINCIPAL SIGNATURE          DATE         CONTRACT NUMBER        CASE NUMBER

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